34EXHIBIT 77Q1(e) COPIES OF ANY NEW OR AMENDED REGISTRANT
INVESTMENT ADVISORY CONTRACTS

The following documents are included in Registrant's Form Type N1A/A, Accession No. 0000892569-05-000013 filed on January 26, 2005, and incorporated by reference herein:

Amendment To The Pacific Investment Management Company LLC Portfolio Management Agreement

Amended and Restated Investment Advisory Agreement

The following documents are included in Registrant's Form Type N1A/B, Accession No. 0000892569-05-000301 filed on April 28, 2005. and incorporated by reference herein:

Advisory Fee Waiver Agreement

Master Feeder Addendum to the Amended and Restated Advisory Agreement

Fee Schedule to the Capital Guardian Trust Company Portfolio
Management Agreement

Addendum to the Advisory Agreement

                                          Schedule A
Portfolio			Annual Investment Advisory Fee
	                (as a percentage of average daily net assets)

Blue Chip Portfolio 				0.95%
Aggressive Growth Portfolio 			1.00%
Diversified Research Portfolio			0.90%
Short Duration Bond Portfolio			0.60%
Concentrated Growth Portfolio 			1.05%
(formerly I-Net Tollkeeper)
Financial Services Portfolio			1.10%
Health Sciences Portfolio			1.10%
Technology Portfolio				1.10%
Focused 30 Portfolio				0.95%
Growth LT Portfolio 				0.75%
Mid-Cap Value Portfolio				0.85%
International Value Portfolio			0.85%
Capital Opportunities Portfolio			0.80%
International Large-Cap Portfolio		1.05%
Equity Index Portfolio 				0.25%
Small-Cap Index Portfolio			0.50%
Multi-Strategy Portfolio			0.65%
Main Street Core Portfolio 			0.65%
Emerging Markets Portfolio			1.00%
Inflation Managed Portfolio			0.60%
Managed Bond Portfolio				0.60%
Small-Cap Value Portfolio			0.95%
Money Market Portfolio				0.40% 								  				First $250 million
						0.35%
					        Next $250 million
						0.30%
					        Excess of $500 million
High Yield Bond Portfolio			0.60%
Equity Income Portfolio				0.95%
Equity Portfolio 				0.65%
Fasciano Small Equity Portfolio			0.80%
(formerly Aggressive Equity Portfolio)
Large-Cap Value Portfolio			0.85%
Comstock Portfolio				0.95%
Real Estate Portfolio 				1.10%
Mid-Cap Growth Portfolio 			0.90%
VN Small-Cap Value Portfolio			0.95%
American Funds Growth Portfolio			0.95%
American Funds Growth-Income Portfolio		0.95%

Dated:  May 1, 2005


IN WITNESS WHEREOF, the parties hereto have caused this Schedule A to be executed by their officers designated below on the date written above.

PACIFIC SELECT FUND


By: /s/ Thomas C. Sutton	     	By: /s/ Audrey L. Milfs
Name: 	Thomas C. Sutton 		Name: Audrey L. Milfs
Title: 	Chairman of the Board 		Title: Secretary
	and Trustee


PACIFIC LIFE INSURANCE COMPANY


By: /s/ Thomas C. Sutton	     	By: /s/ Audrey L. Milfs
Name: 	Thomas C. Sutton 		Name: Audrey L. Milfs
Title: 	Chairman of the Board 		Title: Vice President and Secretary
	and Executive Officer

PORTFOLIO MANAGEMENT AGREEMENT

	AGREEMENT made effective this 26th day of April
2005 among Pacific Life Insurance Company, a California corporation ("Investment Adviser"), and Vaughan Nelson
Investment Management, L.P. ("Portfolio Manager"), a
Delaware Partnership, and Pacific Select Fund, a
Massachusetts Business Trust (the "Fund").

	WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

	WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

	WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Advisers Act;

	WHEREAS, the Fund has retained the Investment Adviser to render investment advisory services to the various portfolios of the Fund pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Investment Adviser to engage a portfolio manager to discharge the Investment Adviser's responsibilities with respect to the investment management of such portfolios, a copy of which has been provided to the Portfolio Manager and is incorporated herein by reference;

	WHEREAS, the Fund and the Investment Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such portfolios and the Investment Adviser in the manner and on the terms hereinafter set forth; and

	NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Fund, the Investment Adviser, and the Portfolio Manager as follows:

	1. Appointment. The Fund and the Investment Adviser hereby appoint Vaughan Nelson Investment Management, L.P.
to act as Portfolio Manager to provide investment advisory services to the portfolios of the Fund listed on Exhibit A attached hereto (hereinafter the "Portfolios") for the periods and on the terms set forth in this Agreement. The
Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

	In the event the Investment Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolios of the Fund other than the Portfolios, the Investment Adviser shall notify the Portfolio Manager in writing and shall revise Exhibit A to reflect such additional portfolio(s). If the Portfolio Manager is willing to render such services, it shall notify the Fund and the Investment Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

	2. Portfolio Manager Duties.
Subject to the supervision of the Fund's Board of Trustees (the "Board") and the Investment Adviser, the
Portfolio Manager will provide a continuous investment program for the Portfolios and determine the composition of the assets of the Portfolios. The Portfolio Manager will provide investment research and analysis, which may include computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolios' assets by determining the securities, cash and other investments, including futures and options contracts, if any, that shall be purchased, entered into, retained, sold, closed, or exchanged for the Portfolios, when these transactions should be executed, and what portion of the assets of the Portfolios should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolios. To the extent permitted by the written investment policies of the Portfolios, the Portfolio
Manager shall make decisions for the Portfolios as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolios.
The Portfolio Manager is authorized to and shall exercise tender offers, exchange offers and vote proxies on behalf of each Portfolio, each as the Portfolio Manager determines is in the best interest of the Portfolio.

	In performing these duties, the Portfolio
Manager:

	(a) will conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Fund, to the Investment Adviser (as provided to the Portfolio Manager by the Investment Adviser), or to the Portfolio Manager), (2) all other applicable federal and state laws and regulations pertaining to the investment management of registered investment companies underlying variable annuity and/or variable life insurance contracts, as provided to Portfolio Manager by the Fund or Investment
Adviser, (3) any applicable written procedures, policies and guidelines adopted by the Board and furnished to the Portfolio Manager, (4) the Fund's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information as supplemented or amended from time to time, and as furnished to the Portfolio Manager, (5) the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940
Act, as supplemented or amended from time to time (the
"Registration Statement"), (6) Section 851(b)(2) and (3) of
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), (7) the provisions of Section 817(h) of the Code, applicable to the Portfolio; and (8) any other laws and regulations applicable to investment advisers, including without limitation, proxy voting regulations.

	(b) will (i) use its best efforts to identify each position in the Portfolios that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Code, and (ii) make such determinations and inform the Investment Adviser at least annually (or more often and by such date(s) as the Investment Adviser shall request) of any stock in a PFIC.

	(c) is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Portfolios, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolios, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time and furnished to the Portfolio Manager. Subject to such policies as the Board may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolios to pay a broker or dealer, acting as agent, for effecting a Portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates') overall responsibilities with respect to the Portfolios and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to place orders on behalf of the Portfolios through the Portfolio Manager if the Portfolio Manager is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), through any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or through such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolios or the Portfolio
Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Investment Adviser and Board, indicating the brokers, dealers or FCMs to which such allocations have been made the basis therefor. The Portfolio Manager is authorized to open brokerage accounts on behalf of the Portfolios in accordance with Fund procedures. The Portfolio Manager shall not direct brokerage to any broker-dealer in recognition of, or otherwise take into account in making brokerage allocation decisions, sales of shares of a Portfolio or of any other investment vehicle by that broker-dealer.

	(d) may, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement as furnished to the Portfolio Manager. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable and consistent with the Portfolio Manager's fiduciary obligations to the Portfolios and to such other clients.

	(e) will, in connection with the purchase and sale of securities for the Portfolios, together with the Investment Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolios, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolios, and with respect to Portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and recordkeeping agent, and, if required, the Investment
Adviser. The Portfolio Manager agrees to comply with such rules, procedures and time frames as the Fund's custodian may set or provide with respect to the clearance and settlement of transactions for a Portfolio. The Portfolio
Manager shall have no liability for the acts or omissions of the custodian, unless such act or omission is taken in reliance upon instruction given to the custodian by a representative of the Portfolio Manager properly authorized to give such instruction under the custody agreement. Any
Portfolio assets shall be delivered directly to the Fund's custodian.

	(f) will provide assistance to the Investment
Adviser, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund's valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Portfolios for which the Investment Adviser, custodian or recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager. This assistance includes (but is not limited to):
(i) designating and providing access to one or more employees of the Portfolio Manager who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) notifying the
Investment Adviser of the value of a security pursuant to the Portfolio Manager's procedures for determining the fair value of a security in the event a security that is held both by the Portfolio and by another account managed by the Portfolio Manager is valued differently; (iii) obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Portfolios,
(iv) reviewing prices and agreeing to their reasonableness and providing fair valuations or recommendations for fair valuations all in accordance with the Fund's valuation procedures, as they may be amended from time to time; and
(v) maintaining adequate records and written backup information with respect to the security valuation services provided hereunder, and providing such information to the Investment Adviser or the Fund upon request. Such records shall be deemed Fund records.

	(g) will maintain and preserve such records related to each Portfolio's transactions as required under the 1940 Act and the Advisers Act. The Portfolio Manager will make available to the Fund and the Investment Adviser promptly upon request, any of the Portfolios' investment records and ledgers maintained by the Portfolio Manager
(which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Investment Adviser in complying with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

	(h) will regularly report to the Board on the investment program for the Portfolios and the issuers and securities represented in the Portfolios, and will furnish the Board, with respect to the Portfolios, such periodic and special reports as the Board and the Investment Adviser may reasonably request, including, but not limited to, reports concerning transactions and performance of each Portfolio, a monthly compliance checklist, monthly tax compliance worksheet, reports regarding compliance with the Fund's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and
12d3-1 under the 1940 Act, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, IOs/POs, and compliance with the Portfolio Manager's Code of Ethics, and such other procedures or requirements that the Investment Adviser may reasonably request from time to time.

	(i) will adopt a written Code of Ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Fund with a copy of the Code of Ethics, together with evidence of its adoption.
Within 40 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice-president of the Portfolio Manager shall certify to the Investment Adviser that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous calendar quarter and that there have been no violations of the Code of Ethics or, if a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Investment Adviser or the Fund, the Portfolio Manager shall permit representatives of the Investment Adviser and the Trust to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics.

	(j) will provide to the Investment Adviser a copy of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC, on an annual basis (or more frequently if requested by the Investment Adviser or the Board). The Portfolio Manager represents and warrants that it is a duly registered investment adviser under the Advisers Act. The Portfolio
Manager will provide a list of persons who the Portfolio
Manager wishes to have authorized to give written and/or oral instructions to Custodians of assets for the Portfolios.

	(k) will be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Fund reflecting holdings over which the Portfolio Manager and its affiliates have investment discretion.

	(l) will not permit any employee of the
Portfolio Manager to have any material connection with the handling of the Portfolios if such employee has:

	(i) been, within the last ten (10) years, convicted of or acknowledged commission of any felony or misdemeanor (a) involving the purchase or sale of any security, (b) involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, (c) involving sections 1341, 1342 or 1343 of Title 18 of the U.S. Code, or (d) arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity
Exchange Act, or as an affiliated person, salesman, or employee or officer or director of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act.

	(ii) been permanently or temporarily
enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction, from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

	(m) will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The
Fund and the Investment Adviser will not disclose or use any records or information with respect to the Portfolio
Manager obtained pursuant to this Agreement, in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

	(n) will assist the Investment Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and the obligations of, the Portfolio Manager hereunder.
Specifically, and without limitation to the foregoing, the Portfolio Manager agrees to provide certifications to the principal executive and financial officers of the Fund (the
"certifying officers") that correspond to and/or support the certifications required to be made by the certifying officers, in connection with the preparation and/or filing of the Fund's Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Fund shall reasonably request or as in accordance with procedures adopted by the Fund.

	(o) is, along with its affiliated persons, permitted to enter into transactions with the other portfolios of the Fund and affiliated persons of those other portfolios of the Fund (collectively, the "Other
Portfolios"). In doing so, the Portfolio Manager is

prohibited from consulting with the Investment Adviser or the portfolio managers of these Other Portfolios concerning securities transactions of the Portfolios except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

	(p) will exercise voting rights on portfolio securities held by a Portfolio in accordance with written policies and procedures adopted by the Portfolio Manager, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related SEC guidance relating to such statutes and regulations
(collectively, "Proxy Voting Policies and Procedures").
The Portfolio Manager shall vote proxies on behalf of each Portfolio in a manner deemed by the Portfolio Manager to be in the best interests of each Portfolio pursuant to the Portfolio Manager's written Proxy Voting Policies and
Procedures. The Portfolio Manager shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Fund's registration statement. The Portfolio
Manager shall report to the Investment Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The
Portfolio Manager shall certify at least annually or more often as may reasonably be requested by the Investment
Adviser, as to its compliance with its own Proxy Voting
Policies and Procedures and applicable federal statues and regulations.

	(q) will assist the Fund and the Fund's Chief
Compliance Officer ("CCO") in complying with Rule 38a-1 under the 1940 Act. Specifically, the Portfolio Manager represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-
7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Portfolio
Manager's compliance program, which access shall include on-site visits with the Portfolio Manager as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Portfolio
Manager agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Portfolio Manager's compliance program.

	(r) will comply with the Fund's policy on selective disclosure of portfolio holdings of the Fund (the
"Selective Disclosure Policy"), as provided in writing to the Portfolio Manager and as may be amended from time to time. The Portfolio Manager agrees to provide a certification with respect to compliance with the Fund's
Selective Disclosure Policy as may be requested by the Fund from time to time.

	(s) will notify the Investment Adviser promptly in the event that, in the judgment of the Portfolio
Manager, Portfolio share transaction activity becomes disruptive to the ability of the Portfolio Manager to effectively manage the assets of a Portfolio consistent with the Portfolio's investment objectives and policies.

	(t) will provide assistance as may be reasonably requested by the Investment Adviser in connection with compliance by the Portfolios with any current or future legal and regulatory requirements related to the services provided by the Portfolio Manager hereunder.

	(u) will provide such certifications to the Fund as the Fund or the Investment Adviser may reasonably request related to the services provided by the Portfolio
Manager hereunder.

	(v) will process class action paperwork for any security held within the portfolio managed by Portfolio
Manager during its management at the direction of the Investment Adviser, as the Investment Adviser may direct from time to time.

	3. Disclosure about Portfolio Manager and Portfolio. The Portfolio Manager has reviewed the current Registration Statement and agrees to promptly review future amendments to the Registration Statement, including any supplements thereto, which relate to the Portfolio Manager or the Portfolios, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Portfolio Manager, including any performance information the Portfolio Manager provides for the purpose of inclusion in or serving as the basis for information included in the Registration Statement, such Registration Statement contains as of the date hereof, or will contain as of the date of effectiveness of any future Registration Statement or supplement thereto, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement respecting or relating to the Portfolio Manager contained therein that becomes untrue in any material respect. With respect to the disclosure respecting each Portfolio, the Portfolio Manager represents and agrees that the description in the Fund's prospectus contained in the following sections: "The portfolio's investment goal," and "What the portfolio invests in" (collectively, "Portfolio Description") is consistent with the manner in which the Portfolio Manager intends to manage each Portfolio, and the description of "Risks you should be aware of" ("Risk Description") is consistent with risks known to the Portfolio Manager that arise in connection with the manner in which the Portfolio Manager intends to manage the Portfolio. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund immediately in the event that the Portfolio Manager becomes aware that the Portfolio Description for a Portfolio is inconsistent in any material respect with the manner in which the Portfolio Manager is managing the Portfolio, and in the event that the Risk Description is inconsistent in any material respect with the risks known to the Portfolio Manager that arise in connection with the manner in which the Portfolio Manager is managing the Portfolio. In addition, the Portfolio Manager agrees to comply with the Investment Adviser's reasonable request for information regarding the personnel of the Portfolio Manager who are responsible for the day-to-day management of the Fund's assets.

	4. Expenses. The Portfolio Manager shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Portfolio Manager's services under this Agreement, including but not limited to salaries, overhead, travel, preparation of Board materials, review of marketing materials, and marketing support. Upon request by the Investment Adviser, Portfolio Manager agrees to reimburse the Investment Adviser for costs associated with certain supplements ("Supplements"). Such Supplements are those generated due to changes by Portfolio Manager requiring immediate disclosure in the Fund's prospectus and for which, at the time of notification by Portfolio Manager to Investment Adviser of such changes, the Fund is not already generating a supplement for other purposes or for which the Investment Adviser may not be able to reasonably add such changes to a pending supplement. Such changes by Portfolio
Manager include, but are not limited to, changes to its structure, to investment personnel (allowing that a change of an individual team member is not deemed to require an immediate disclosure), to investment style or management.
Investment Adviser may request reimbursement from Portfolio
Manager for some or all of the costs associated with generating such Supplements. Reimbursable costs may include, but a re not limited to, costs of preparation, filing, printing, and/or distribution of such Supplements to all existing variable product contract and policy holder that are eligible to use the fund as their underlying investment vehicle. Each Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees
(other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs of regulatory compliance; and pro rata costs associated with maintaining the Fund's legal existence and shareholder relations. All other expenses not specifically assumed by the Portfolio
Manager hereunder or by the Investment Adviser under the Advisory Agreement are borne by the applicable Portfolio of the Fund. The Fund, the Portfolio Manager and the
Investment Adviser shall not be considered as partners or participants in a joint venture.

	5. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Investment Adviser will pay to the Portfolio
Manager a fee in accordance with Exhibit A attached to this Agreement. This fee will be computed and accrued daily and payable monthly. The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the Agreement was in effect.

	6. Seed Money. The Investment Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

	7. Compliance.
(a) The Portfolio Manager agrees that it shall immediately notify the Investment Adviser and the Fund (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Portfolio Manager; placed limitations upon its activities, functions or operations;
suspended or revoked its registration, if any, or ability to serve as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and
(iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Investment Adviser and Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that, to the Portfolio Manager's belief, should be contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(b) The Investment Adviser agrees that it shall immediately notify the Portfolio Manager (i) in the event that the SEC has censured the Investment Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Investment Adviser's registration as an investment adviser;
or has commenced proceedings or an investigation that may result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; or (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of
Section 817(h) of the Code or the Regulations thereunder.

	8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Investment
Adviser from time to time, have no authority to act for or represent the Investment Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's Agent.

	9. Books and Records. In compliance with the requirements of and to the extent required by Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolios are property of the Fund and Portfolio Manager and Portfolio
Manager further agrees to surrender promptly to the Fund copies (or originals if requested by the Fund or its Investment Adviser) of any such records upon the Fund's or the Investment Adviser's request at no charge.

	10. Cooperation. Each party to this Agreement agrees to cooperate reasonably with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.
	11. Responsibility and Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken or to be undertaken on its behalf by the Portfolio Manager, provided, however, that the Portfolio Manager shall not be liable for any losses to the Fund resulting from the Fund's direction, or from the Fund's disapproval of any action proposed to be taken by the Portfolio Manager.

	12. Services Not Exclusive. It is understood that the services of the Portfolio Manager and its employees are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its employees or affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolios), from investing for their own corporate or personal accounts or from engaging in other activities.

	13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Investment Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio
Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio
Manager, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.
Notwithstanding the foregoing, the Portfolio Manager may be liable to the Fund for acts of good faith if such acts constitute gross negligence, and nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Fund may have under federal or state securities laws.

	14. Indemnification.
	(a) The Portfolio Manager agrees to indemnify and hold harmless, the Investment Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940
Act ("affiliated person") of the Investment Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Adviser or such affiliated person or controlling person may become subject under the 1933
Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Fund which may be based upon any willful misfeasance, bad faith, negligence, or reckless disregard of, the Portfolio
Manager's obligations and/or duties under this Agreement by the Portfolio Manager or by any of its directors, officers or employees, or any affiliate acting on behalf of the Portfolio Manager (other than a PL Indemnified Person), provided, however, that in no case is the Portfolio
Manager's indemnity in favor of the Investment Adviser or any affiliated person or controlling person of the Investment Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

	(b) The Investment Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940
Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls
("controlling person") the Portfolio Manager (collectively,
"Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation
(including reasonable legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as Investment Adviser of the Fund which may be based upon any willful misfeasance, bad faith or negligence by the Investment Adviser, any of its directors, officers, or employees or any affiliate acting on behalf of the Investment Adviser (other than a Portfolio Manager Indemnified Person), provided however, that in no case is the Investment Adviser's indemnity in favor of the Portfolio Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

	15. Duration and Termination. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years and continue thereafter on an annual basis with respect to each Portfolio; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Investment Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval.

	This Agreement may be terminated with respect to any
Portfolio:

	(a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the Board or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, upon (60) sixty days prior written notice to the Portfolio Manager and the Investment Adviser;

	(b) by the Portfolio Manager at any time, without the payment of any penalty, upon (60) sixty days prior written notice to the Investment Adviser and the Fund.

	(c) by the Investment Adviser at any time, without the payment of any penalty, upon (60) sixty days prior written notice to the Portfolio Manager and the Fund.
This Agreement will terminate automatically in event of its assignment under the 1940 Act and any rules adopted by the SEC thereunder, but shall not terminate in connection with any transaction not deemed an assignment.
In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g) for a period of six years, and 2(m), 2(n), 2(p), 2(q), 2(t), 9, 10, 13, 14, 16, 17, 18 and
19 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

	16. Use of Name.

	    (a) It is understood that the name "Pacific Life Insurance Company" and "Pacific Life" and "Pacific Select Fund" and any derivative thereof or logo associated with those names are the valuable property of the Investment Adviser and its affiliates, and that the Portfolio Manager shall not use such names (or derivatives or logos) without the prior written approval of the Investment Adviser and only so long as the Investment Adviser is an investment adviser to the Fund and/or the Portfolios. Upon termination of this Agreement, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

	(b) It is understood that the name "Vaughan
Nelson Investment Management" and "Vaughan Nelson" or any logo associated with those names are the valuable property of the Portfolio Manager and that the Fund and the Investment Adviser have the right to use such name (or derivative or logo), in the Fund's prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Portfolio
Manager is a Portfolio Manager to the Fund and/or one of the Portfolios, provided, however, that the Fund may continue to use the name of the Portfolio Manager in its Registrations Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation. Neither the Fund nor the Investment Adviser shall use the Portfolio
Manager's name or logo in promotional or sales related materials prepared by or on behalf of the Investment
Adviser or the Fund, without prior review and approval by the Portfolio Manager, which may not be unreasonably withheld. Upon termination of this Agreement, the Fund and the Investment Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

	17. Limitation of Liability.

	    A copy of the Declaration of Trust for the Fund is on file with the Secretary of the State of Massachusetts. The Declaration of Trust has been executed on behalf of the Fund by a Trustee of the Fund in his capacity as Trustee of the Fund and not individually. The obligations of this Agreement with respect to each Portfolio shall be binding upon the assets and property of each such Portfolio individually, and not jointly, and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually, or upon the Fund generally or upon any other portfolio of the Fund.

	18. Notices.

	    All notices and other communications hereunder shall be in writing sent by facsimile first, if practicable, but shall only be deemed given if delivered in person or by messenger, cable, certified mail with return receipt, or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses (or at such other address or number for a party as shall be specified by like notice):

	A. 	if to the Portfolio Manager, to:
		Vaughan Nelson Investment Management, L.P.
		600 Travis, Suite 6300
		Houston, Texas 77002-3081
		Facsimile transmission number: (713) 247-
		9534
		Attention: Lee A. Lahourcade, President
		and CEO

	B. 	if to the Investment Adviser, to:
		Pacific Life Insurance Company
		700 Newport Center Drive
		Newport Beach, CA 92660
		Facsimile transmission number: (949) 219-
		3706
		Attention: Robin S. Yonis

	C. 	if to the Fund, to:
		Pacific Select Fund
		c/o Pacific Life Insurance Company
		700 Newport Center Drive
		Newport Beach, CA 92660
		Facsimile transmission number: (949) 219-
		3706
		Attention: Robin S. Yonis

	19. Miscellaneous.

	(a) This Agreement shall be governed by the laws of California, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.
The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in
Section 2(a)(3) of the 1940 Act.

	(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

	(c) To the extent permitted under Section 15 of this Agreement and under the 1940 Act, this Agreement may only be assigned by any party with prior written consent of the other parties.

	(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

	(e) In accordance with regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

	(f) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

PACIFIC LIFE INSURANCE COMPANY


By: /s/ Thomas C. Sutton 		By: /s/ Jane M. Guon
Name: 	Thomas C. Sutton 		Name: Jane M. Guon
Title: 	Chairman of the Board 		Title: Assistant Secretary
	And Chief Executive Officer


VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.


					By: Vaughan Nelson Investment
					Management, Inc,
					its general partner

					By: /s/ Lee A. Lahourcade
					Name: Lee A. Lahourcade
					Title: President and CEO

PACIFIC SELECT FUND


By: /s/ Thomas C. Sutton 		By: /s/ Diane N. Ledger
Name: 	Thomas C. Sutton 		Name: 	Diane N. Ledger
Title: 	Chairman of the Board 		Title: 	Vice President and
	Trustee 				Assistant Secretary


Exhibit A

PACIFIC SELECT FUND
FEE SCHEDULE

Effective: May 1, 2005

Portfolio: 	Vaughan Nelson Small-Cap Value

	The Investment Adviser will pay to the Portfolio
Manager a monthly fee based on an annual percentage of the average daily net assets of the Vaughan Nelson Small-Cap
Value Portfolio according to the following schedule:

Rate (%) 		Break Point (assets)
..40 			On first $500 million
..35 			On excess


The fees for services shall be prorated for any portion of a year in which the Agreement is not effective.



PORTFOLIO MANAGEMENT AGREEMENT

	AGREEMENT made effective this 1st day of May, 2005 among Pacific Life Insurance Company, a
California corporation ("Investment Adviser"), and Columbia
Management Advisors, Inc. ("Portfolio Manager"), an Oregon corporation, and Pacific Select Fund, a Massachusetts
Business Trust (the "Fund").

	WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

	WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

	WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Advisers Act;

	WHEREAS, the Fund has retained the Investment Adviser to render investment advisory services to the various portfolios of the Fund pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Investment Adviser to engage a portfolio manager to discharge the Investment Adviser's responsibilities with respect to the investment management of such portfolios, a copy of which has been provided to the Portfolio Manager and is incorporated herein by reference;

	WHEREAS, the Fund and the Investment Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such portfolios and the Investment Adviser in the manner and on the terms hereinafter set forth; and

	NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Fund, the Investment Adviser, and the Portfolio Manager as follows:

	1. Appointment. The Fund and the Investment Adviser hereby appoint Columbia Management Advisors, Inc. to act as Portfolio Manager to provide investment advisory services to the portfolio of the Fund listed on Exhibit A attached hereto (hereinafter the "Portfolio") for the periods and on the terms set forth in this Agreement. The Portfolio
Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

	In the event the Investment Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolios of the Fund other than the Portfolio, the Investment Adviser shall notify the Portfolio Manager in writing and shall revise Exhibit A to reflect such additional portfolio(s). If the Portfolio Manager is willing to render such services, it shall notify the Fund and the Investment Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

	3. Portfolio Manager Duties.
Subject to the supervision of the Fund's Board of Trustees (the "Board") and the Investment Adviser, the
Portfolio Manager will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio. The Portfolio Manager will provide investment research and analysis, which may include computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities, cash and other investments, including futures and options contracts, if any, that shall be purchased, entered into, retained, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the written investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolios as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio.
The Portfolio Manager is authorized to and shall exercise tender offers, exchange offers and vote proxies on behalf of the Portfolio, each as the Portfolio Manager determines is in the best interest of the Portfolio.

	In performing these duties, the Portfolio
Manager:

	(a) will conform with (1) applicable provisions of the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Fund, to the Investment Adviser
(as provided to the Portfolio Manager by the Investment
Adviser), or to the Portfolio Manager), (2) all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts, provided that the Investment Adviser shall seek to provide written notice of any such applicable state laws and regulations to the extent that it learns or knows of such state laws and regulations, (3) any applicable written procedures, policies and guidelines adopted by the Board and furnished to the Portfolio Manager, (4) the Portfolio's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional
Information as supplemented or amended from time to time, as furnished to the Portfolio Manager, (5) applicable provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time (the "Registration Statement"), as furnished to the Portfolio Manager, (6) Section 851(b)(2) and (3) of
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), (7) the provisions of Section 817(h) of the Code, applicable to the Portfolio; and (8) any other applicable laws and regulations, including without limitation, regulations applying to the voting of proxies.

	(b) will (i) use its best efforts to identify each position in the Portfolio that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Code, and (ii) make such determinations and inform the Investment Adviser at least annually (or more often and by such date(s) as the Investment Adviser shall request) of any stock in a PFIC.

	(c) is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolios, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time and furnished to the Portfolio Manager. Subject to such policies as the Board may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates') overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to place orders on behalf of the Portfolios through the Portfolio Manager if the Portfolio Manager is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), through any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or through such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolios or the Portfolio
Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Investment Adviser and Board, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor. The Portfolio Manager is authorized to open brokerage accounts on behalf of the Portfolios in accordance with Fund procedures. The
Portfolio Manager shall not direct brokerage to any broker-dealer in recognition of, or otherwise take into account in making brokerage allocation decisions, sales of shares of a Portfolio or of any other investment vehicle by that broker-dealer in violation of Rule 12b-1(h) of the 1940 Act or the Portfolio's or Portfolio Manager's applicable policies and procedures.

	(d) may, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement as furnished to the Portfolio Manager. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligation to the Portfolios and to such other clients.

	(e) will, in connection with the purchase and sale of securities for the Portfolios, together with the Investment Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolios, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and recordkeeping agent, and, if required, the Investment
Adviser. The Portfolio Manager agrees to comply with such rules, procedures and time frames as the Fund's custodian may set or provide with respect to the clearance and settlement of transactions for the Portfolio. Any
Portfolio assets shall be delivered directly to the Fund's custodian.

(f) will provide reasonable assistance to the Investment Adviser, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund's valuation procedures and/or the Registration Statement, as furnished to the Portfolio Manager, the value of any portfolio securities or other assets of the Portfolios for which the Investment Adviser, custodian or recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager. This assistance includes
(but is not limited to): (i) designating and providing reasonable access to one or more employees of the Portfolio
Manager who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall make all reasonable efforts to be available for consultation when the Board's Valuation Committee convenes; (ii) notifying the Investment Adviser in the event the Portfolio Manager determines, with respect to a security that is held both by the Portfolio and by another account managed by the Portfolio Manager, of the value of such security pursuant to the Portfolio Manager's procedures for determining the fair value of a security; (iii) obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Portfolios, upon the request of the Investment Adviser or custodian; (iv) verifying pricing and providing fair valuations or recommendations for fair valuations in accordance with the Fund's valuation procedures, as they may be amended from time to time and as furnished to the Portfolio Manager; and (v) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Investment
Adviser or the Fund upon request. Such records shall be deemed Fund records.

	(g) will maintain and preserve such records related to the Portfolio's transactions as required of the Portfolio Manager under the 1940 Act and the Advisers Act.
The Portfolio Manager will make available to the Fund and the Investment Adviser promptly upon written request, any of the Portfolios' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Investment Adviser in complying with the requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

	(h) will regularly report to the Board upon the Board's request on the investment program for the Portfolios and the issuers and securities represented in the Portfolios, and will furnish the Board, with respect to the Portfolios, such periodic and special reports as the Board and the Investment Adviser may reasonably request, including, but not limited to, reports concerning transactions and performance of each Portfolio, a monthly compliance checklist, monthly tax compliance worksheet, reports regarding compliance with the Fund's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, IOs/POs, and compliance with the Portfolio Manager's Code of Ethics, and such other procedures or requirements (all as furnished to the Portfolio Manager) that the Investment Adviser may reasonably request from time to time.

	(i) will adopt a written Code of Ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Fund with a copy of the Code of Ethics, together with evidence of its adoption.
Within 31 days of the end of each calendar quarter during which this Agreement remains in effect, appropriate personnel for the Portfolio Manager shall certify to the Investment Adviser that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous calendar quarter and that there have been no violations of the Code of Ethics that are material to the Investment
Adviser and the Fund or, if such a violation has occurred, that appropriate action, in the judgment of the Portfolio
Manger, has been taken in response to such violation. Upon written request of the Investment Adviser or the Fund, the Portfolio Manager shall permit representatives of the Investment Adviser and the Fund to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics, to the extent that such reports, summaries and records are not subject to the attorney-client privilege and are material to the Investment Adviser and the Fund.

	(j) will provide to the Investment Adviser a copy of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC, on an annual basis (or more frequently if requested by the Investment Adviser or the Board). The Portfolio Manager represents and warrants that it is a duly registered investment adviser under the Advisers Act. The Portfolio
Manager will provide a list of persons who the Portfolio
Manager wishes to have authorized to give written and/or oral instructions to Custodians of assets for the Portfolios.

	(k) will be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Fund reflecting holdings over which the Portfolio Manager and its affiliates have investment discretion.

	(l) will be responsible for making reasonable inquiries to reasonably ensure that no employee of the Portfolio Manager that has any material connection with the handling of the Portfolios, to the best of the Portfolio
Manager's knowledge, has:

	(i) been, in the last ten (10) years,
convicted of or specifically acknowledged to senior management of the Portfolio Manager commission of any felony or misdemeanor (a) involving the purchase or sale of any security, (b) involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, (c) involving sections 1341, 1342 or 1343 of Title 18 of the U.S. Code, or (d) arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity
Exchange Act, or as an affiliated person, salesman, or employee or officer or director of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act.

	(ii) been permanently or temporarily
enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction, from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

	(m) will not disclose or use any records or information obtained from the Fund, the Investment Adviser, the distributor to the Fund or their agents or sub-contractors pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained from the Fund, the Investment Adviser, the distributor to the Fund or their agents or sub-contractors pursuant to the Agreement, and disclose such information only if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities or courts having the requisite authority. The
Fund and the Investment Adviser will not (and will take reasonable steps to provide for their agents, the distributor of the Fund and their sub-contractors not to) disclose or use any records or information with respect to the Portfolio Manager obtained pursuant to this Agreement, in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained from the Portfolio Manager pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities or courts having the requisite authority.

	(n) will provide reasonable assistance to the Investment Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and the obligations of, the Portfolio
Manager hereunder. Specifically, and without limitation to the foregoing, the Portfolio Manager agrees to provide certifications to the principal executive and financial officers of the Fund (the "certifying officers") that correspond to and/or support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Fund's Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Fund shall reasonably request or as in accordance with procedures adopted by the Fund and provided to the Portfolio Manager in advance in writing.

	(o) is, along with its affiliated persons, permitted to enter into transactions with the other portfolios of the Fund and affiliated persons of those other portfolios of the Fund (collectively, the "Other
Portfolios"). In doing so, the Portfolio Manager is prohibited from consulting with the Investment Adviser or the portfolio managers of these Other Portfolios concerning securities transactions of the Portfolio except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

	(p) will exercise voting rights on portfolio securities held by a Portfolio in accordance with written policies and procedures adopted by the Portfolio Manager, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related SEC guidance relating to such statutes and regulations
(collectively, "Proxy Voting Policies and Procedures").
The Portfolio Manager shall vote proxies on behalf of the Portfolio in a manner deemed by the Portfolio Manager to be in the best interests of the Portfolio pursuant to the Portfolio Manager's written Proxy Voting Policies and
Procedures. The Portfolio Manager shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Fund's registration statement. The Portfolio
Manager shall report to the Investment Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The
Portfolio Manager shall certify at least annually or more often as may reasonably be requested by the Investment
Adviser, as to its compliance with its own Proxy Voting
Policies and Procedures and applicable federal statues and regulations.

(q) will assist the Fund and the Fund's Chief
Compliance Officer ("CCO") in complying with Rule 38a-1 under the 1940 Act. Specifically, the Portfolio Manager represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-
7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Portfolio
Manager's compliance program, which access shall include on-site visits with the Portfolio Manager as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Portfolio
Manager agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Portfolio Manager's compliance program.

	(r) will comply with the Fund's policy on selective disclosure of portfolio holdings of the Fund (the
"Selective Disclosure Policy"), as provided in writing to the Portfolio Manager and as may be amended from time to time. The Portfolio Manager agrees to provide a certification with respect to compliance with the Fund's
Selective Disclosure Policy as may be requested by the Fund from time to time.

	(s) will notify the Investment Adviser promptly in the event that, in the judgment of the Portfolio
Manager, Portfolio share transaction activity becomes disruptive to the ability of the Portfolio Manager to effectively manage the assets of a Portfolio consistent with the Portfolio's investment objectives and policies.

	(t) will provide assistance as may be reasonably requested by the Investment Adviser in connection with compliance by the Portfolios with any current or future legal and regulatory requirements related to the services provided by the Portfolio Manager hereunder.

	(u) will provide such certifications to the Fund as the Fund or the Investment Adviser may reasonably request related to the services provided by the Portfolio
Manager hereunder.

	(v) will process class action paperwork for any security held within the Portfolio managed by the Portfolio
Manager during its management in accordance with its policy or at the direction of the Investment Adviser, as the Investment Adviser may direct from time to time.

3. Disclosure about Portfolio Manager and Portfolio.
The Portfolio Manager has reviewed the draft Registration
Statement that is anticipated to be effective as of the date of this Agreement and agrees to promptly review future amendments to the Registration Statement, including any supplements thereto, provided in writing to it which relate to the Portfolio Manager or the Portfolios, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, with respect to the disclosure about or relating to the Portfolio Manager in the draft Registration Statement anticipated to be effective as of the date of this Agreement, including any performance information the Portfolio Manager provides that is included in or serves as the basis for information included in the Registration Statement, such draft
Registration Statement contains, as of the date last reviewed, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. In addition, the Portfolio Manager agrees to comply with the Investment
Adviser's reasonable request for information regarding the personnel of the Portfolio Manager who are responsible for the day-to-day management of the Fund's assets. The
Portfolio Manager agrees to notify the Investment Adviser and the Fund immediately: (a) of any fact known to the Portfolio Manager respecting or relating to the Portfolio
Manager or the investment policies and strategies used by the Portfolio Manager in managing the Portfolio that is material in any respect to shareholders of the Fund and is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, as most recently provided by the Investment Adviser to the Portfolio Manager or (b) of any statement respecting or relating to the Portfolio Manager or the investment policies and strategies used by the Portfolio Manager in managing the Portfolio contained in the current
Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, as most recently provided by the Investment Adviser to the Portfolio Manager, that the Portfolio Manager knows has become untrue in any respect that is material in any respect to shareholders of the Fund. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund immediately in the event that the Portfolio Manager determines that the risks of investing in the Portfolio as described in the prospectus or Registration Statement of the Fund, or any amendment or supplement thereto, as most recently provided by the Investment Adviser to the Portfolio Manager, are inconsistent in any material respect with the risks known to the Portfolio Manager to arise in connection with the manner in which the Portfolio Manager manages the Portfolio.

	4. Expenses. The Portfolio Manager shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Portfolio Manager's services under this Agreement, including but not limited to salaries, overhead, travel, preparation of Board materials, review of marketing materials, and marketing support. Upon request by the Investment Adviser, the Portfolio Manager agrees to reimburse the Investment Adviser for costs associated with supplements that are generated due to changes by the Portfolio Manager requiring immediate disclosure in the Fund's prospectus in situations in which: (a) the Portfolio
Manager knows of such changes at the time the Investment
Adviser and Fund are preparing an amendment or supplement to the Registration Statement, receives a draft of such amendment or supplement and fails to provide timely notice of the change or changes to the Investment Adviser and Fund and (b) at the time of notification by the Portfolio
Manager to the Investment Adviser of such changes, the Fund is not already generating a supplement or amendment for other purposes or is generating a supplement or amendment, but the Investment Adviser is not able reasonably to add such changes to the pending supplement or amendment. Such changes by the Portfolio Manager may include, but are not limited to, changes to its structure, to investment personnel, to investment style or to management. The
Investment Adviser may request reimbursement for some or all of the costs associated with generating such supplements or amendments. Reimbursable costs may include, but are not limited to, costs of preparation, filing, printing and/or distribution of such Supplements to all existing variable product contract and policy holders that are eligible to use the Fund as their underlying investment vehicle.

	Each Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs of regulatory compliance; and pro rata costs associated with maintaining the Fund's legal existence and shareholder relations. All other expenses not specifically assumed by the Portfolio Manager hereunder or by the Investment Adviser under the Advisory Agreement are borne by the applicable Portfolio of the Fund. The
Fund, the Portfolio Manager and the Investment Adviser shall not be considered as partners or participants in a joint venture.

	5. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Investment Adviser will pay to the Portfolio
Manager a fee in accordance with Exhibit A attached to this Agreement. This fee will be computed and accrued daily and payable monthly. The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the Agreement was in effect.

	6. Seed Money. The Investment Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

	7. Compliance.
	(a) The Portfolio Manager agrees that it shall immediately notify the Investment Adviser and the Fund (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Portfolio Manager; placed limitations upon its activities, functions or operations;
suspended or revoked its registration, if any, or ability to serve as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions; (ii) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and
(iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder.

	(b) The Investment Adviser agrees that it shall immediately notify the Portfolio Manager (i) in the event that the SEC. CFTC, or any banking or other regulatory body has censured the Investment Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Investment Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; or (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder.

	8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Investment
Adviser from time to time, have no authority to act for or represent the Investment Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's agent.

	9. Books and Records. In compliance with the requirements of and to the extent required by Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Investment Adviser's request, although the Portfolio
Manager may, at its own expense, make and retain a copy of such records.

	10. Cooperation. Each party to this Agreement agrees to cooperate reasonably with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

	11. Responsibility and Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager, provided, however, that the Portfolio Manager shall not be liable for any losses to the Fund resulting from the Fund's direction, or from the Fund's disapproval of any action proposed to be taken by the Portfolio Manager.

	12. Services Not Exclusive. It is understood that the services of the Portfolio Manager and its employees are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its employees or affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

	13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Investment Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio
Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio
Manager, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.
Notwithstanding the foregoing, the Portfolio Manager may be liable to the Fund for acts of good faith and nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Fund may have under federal or state securities laws.

	14. Indemnification.
	(a) The Portfolio Manager agrees to indemnify and hold harmless, the Investment Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940
Act ("affiliated person") of the Investment Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Adviser or such affiliated person or controlling person may become subject under the 1933
Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Fund which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Portfolio
Manager's obligations and/or duties under this Agreement by the Portfolio Manager or by any of its directors, officers or employees, or any affiliate or other person duly acting on behalf of the Portfolio Manager (other than a PL
Indemnified Person), provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Investment Adviser or any affiliated person or controlling person of the Investment Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

	(b) The Investment Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940
Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls
("controlling person") the Portfolio Manager (collectively,
"Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation
(including reasonable legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Investment Adviser's responsibilities as adviser of the Fund which may be based upon any willful misfeasance, bad faith or negligence by the Investment Adviser, any of its directors, officers, or employees or any affiliate or other person duly acting on behalf of the Investment
Adviser (other than a Portfolio Manager Indemnified
Person), provided however, that in no case is the Investment Adviser's indemnity in favor of the Portfolio
Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

	15. Duration and Termination. This Agreement shall become effective as of the date of execution first written above, and shall remain in effect for two years from such date and continue thereafter on an annual basis with respect to each Portfolio; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Investment
Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval.

	This Agreement may be terminated with respect to the
Portfolio:

	(a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the Board or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, upon (60) sixty days prior written notice to the Portfolio Manager and the Investment Adviser;

	(b) by the Portfolio Manager at any time, without the payment of any penalty, upon (60) sixty days prior written notice to the Investment Adviser and the Fund.

	(c) by the Investment Adviser at any time, without the payment of any penalty, upon (60) sixty days prior written notice to the Portfolio Manager and the Fund.

	This Agreement will terminate automatically in event of its assignment under the 1940 Act and any rules adopted by the SEC thereunder, but shall not terminate in connection with any transaction not deemed an assignment.
In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g) for a period of six years, and 2(m), 2(n), 2(p), 2(q), 2(t), 9, 10, 13, 14, 16, 17, 18 and
19 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

	16. Use of Name.

	(a) It is understood that the name "Pacific Life
Insurance Company" and "Pacific Life" and "Pacific Select
Fund" and any derivative thereof or logo associated with those names are the valuable property of the Investment
Adviser and its affiliates, and that the Portfolio Manager shall not use such names (or derivatives or logos) without the prior written approval of the Investment Adviser and only so long as the Investment Adviser is an investment adviser to the Fund and/or the Portfolios. Upon termination of this Agreement, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

	(b) It is understood that the names Columbia
Management Advisers, Inc.. Columbia Management and Bank of
America or any logo associated with those names is the valuable property of the Portfolio Manager and that the Fund and the Investment Adviser have the right to use such name (or derivative or logo), in the Fund's Prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or one of the Portfolios, provided, however, that the Fund may continue to use the name of the Portfolio Manager in its Registrations Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation. Neither the Fund nor the Investment Adviser shall use the Portfolio
Manager's name or logo in promotional or sales related materials prepared by or on behalf of the Investment
Adviser or the Fund, without prior review and approval by the Portfolio Manager, which may not be unreasonably withheld. Upon termination of this Agreement, the Fund and the Investment Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

17. Limitation of Liability.

	A copy of the Declaration of Trust for the Fund is on file with the Secretary of the State of Massachusetts. The Declaration of Trust has been executed on behalf of the Fund by a Trustee of the Fund in his capacity as Trustee of the Fund and not individually. The obligations of this Agreement with respect to each Portfolio shall be binding upon the assets and property of each such Portfolio individually, and not jointly, and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually, or upon the Fund generally or upon any other portfolio of the Fund.

18. 	Notices.

	All notices and other communications hereunder shall be in writing sent by facsimile first, if practicable, but shall only be deemed given if delivered in person or by messenger, cable, certified mail with return receipt, or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses (or at such other address or number for a party as shall be specified by like notice):

	D. if to the Portfolio Manager, to:

	Columbia Management Advisors, Inc.
	NC1-002-10-22
	Bank of America Plaza
	101 S. Tryon Street
	Charlotte, NC 28255
	Attn: Managing Director

	E. if to the Investment Adviser, to:

	Pacific Life Insurance Company
	700 Newport Center Drive
	Newport Beach, CA 92660
	Facsimile transmission number: (949) 219-
	3706
	Attention: Robin S. Yonis

	F. if to the Fund, to:
	Pacific Select Fund
	c/o Pacific Life Insurance Company
	700 Newport Center Drive
	Newport Beach, CA 92660
	Facsimile transmission number: (949) 219-
	3706
	Attention: Robin S. Yonis

	19. Miscellaneous.

	(a) This Agreement shall be governed by the laws of California and applicable federal law, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

	(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

	(c) To the extent permitted under Section 15 of this Agreement and under the 1940 Act, this Agreement may only be assigned by any party with prior written consent of the other parties.

	(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

	(e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

PACIFIC LIFE INSURANCE COMPANY


By: /s/ Glenn S. Schafer 		By: /s/ Jane M. Guon
Name: 	Glenn S. Schafer		Name: Jane M. Guon
Title: 	President			Title: Assistant Secretary


COLUMBIA MANAGEMENT ADVISORS, INC.

By: /s/ Roger Sayler
Name: Rober Sayler
Title: COO


PACIFIC SELECT FUND


By: /s/ Glenn S. Schafer
Name: 	Glenn S. Schafer
Title:	President

Exhibit A

PACIFIC SELECT FUND
FEE SCHEDULE

Effective: May 1, 2005

Portfolio: Technology

	The Investment Adviser will pay to the Portfolio
Manager a monthly fee based on an annual percentage of the average daily net assets of the Technology Portfolio according to the following schedule:

	Rate (%) 	Break Point (assets)
	.50 		On first $100 million
	.475 		On next $150 million
	.45 		On next $250 million
	.425 		On excess


The fees for services shall be prorated for any portion of a year in which the Agreement is not effective.


PACIFIC SELECT FUND
AMENDMENT TO THE PORTFOLIO MANAGEMENT AGREEMENT

	The Portfolio Management Agreements (the
"Agreements"), the first made the 18th day of December, 1998 and the second made January 1, 2005 by and among Pacific Life Insurance Company ("Investment Adviser"), a
California corporation, Lazard Asset Management LLC
("Portfolio Manager"), a Delaware limited liability company, and Pacific Select Fund, a Massachusetts business trust ("Fund"), are hereby amended to add the provisions set forth below (together the "Amendment"), which is made this 4th day of May, 2005.

	In consideration of the renewal of the premises, the promises, and the mutual covenants contained in the Agreement and the good and fair consideration paid in connection with that Agreement.

	Section 2 of the Agreement, Portfolio Manager Duties, is amended to add the following:

1. Portfolio Manager will provide reasonable assistance to the Investment Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 ("SOX") to the extent such provisions relate to the services to be provided by, and the obligations of, the Portfolio Manager hereunder. Specifically, and without limitation to the foregoing, the Portfolio Manager agrees to provide certifications to the principal executive and financial officers of the Fund (the "Certifying Officers") that correspond to and/or support the certifications required to be made by the Certifying Officers in connection with the preparation and/or filing of the Fund's
Form N-CSR, Form N-Q, shareholder reports, financial statements, and disclosure documents, in such form and content as the Fund shall reasonably request. The
Investment Adviser and the Fund understand and agree that the Portfolio Manager is not responsible for the Investment
Adviser's or the Fund's compliance with SOX, or with any rules adopted by the SEC thereunder.

2. Portfolio Manager shall prepare and file Schedule 13G and Form 13F for securities held in each Portfolio it manages.

3. The Portfolio Manager and its affiliated persons are permitted to enter into transactions with the other portfolios of the Fund and affiliated persons of those other portfolios of the Fund (collectively, the "Other
Portfolios"). In doing so, the Portfolio Manager is

prohibited from consulting with the Investment Adviser or the portfolio managers of these Other Portfolios concerning securities transactions of the Portfolios except for the purpose of complying with the conditions of Rule 12d 3-1(a) and (b) under the Investment Company Act of 1940.

4. Portfolio Manager will exercise voting rights on portfolio securities held by a Portfolio in accordance with written policies and procedures adopted by the Portfolio
Manager, which may be amended from time to time, and which at all times shall comply with the requirements under proxy voting rules adopted by the SEC (the "Proxy Voting Rules"), including, without limitation, (i) the requirement that such policies and procedures address how a Portfolio will determine how to vote when a matter presents a conflict of interest; and (ii) proxy record keeping procedures;
(collectively, "Proxy Voting Policies and Procedures").
The Portfolio Manager shall vote proxies on behalf of each Portfolio in a manner deemed by the Portfolio Manager to be in the best interests of each Portfolio pursuant to the Portfolio Manager's written Proxy Voting Policies and
Procedures. The Portfolio Manager shall report to the Investment Adviser in a timely manner, a record of all proxies voted in accordance with the form and format required under Form N-PX and the Proxy Voting Rules. The
Portfolio Manager shall certify at least annually or more often as may reasonably be requested by the Investment
Adviser, as to its compliance with its own proxy procedures and Proxy Voting Rules.

	Portfolio Manager acknowledges and agrees that the Fund may provide disclosure, notices, and information concerning the availability of the Portfolio Manager's
Proxy Voting Policies and Procedures and shall disclose the voting record of each Portfolio, as required under the Proxy Voting Rules.

5. Upon request by the Investment Adviser, Portfolio
Manager agrees to reimburse the Investment Adviser for costs associated with certain supplements ("Supplements").
Such Supplements are those generated due to changes by Portfolio Manager requiring immediate disclosure in the prospectus and for which, at the time of notification by Portfolio Manager to Investment Adviser of such changes, the Fund is not already generating a supplement for other purposes or for which the Fund does not wish to add such changes to a pending supplement. Investment Adviser may request reimbursement from Portfolio Manager for some or all of the costs associated with generating such Supplements. Reimbursable costs may include, but are not limited to, costs of preparation, filing, printing, and/or distribution of such Supplements to all existing variable product contract and policy holders that are eligible to use the Fund as their underlying investment vehicle. Such changes by Portfolio Manager include, but are not limited to, changes to its structure, to investment personnel, to investment style or management. Such changes will not be unreasonably withheld from a pending supplement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year provided above for the Amendment.

PACIFIC LIFE INSURANCE COMPANY

By: /s/ Glenn S. Schafer		By: /s/ Jane M. Guon
Name: Glenn S. Schafer 			Name: Jane M. Guon
Title: President 			Title: Assistant Secretary


LAZARD ASSET MANAGEMENT LLC

By: /s/ Charles L. Carroll
Name: Charles L. Carroll
Title: Deputy Chairman


PACIFIC SELECT FUND

By: /s/ Glenn S. Schafer
Name: Glenn S. Schafer
Title: President

PORTFOLIO MANAGEMENT AGREEMENT

	AGREEMENT made effective this 1st day of May, 2005 among Pacific Life Insurance Company, a
California corporation ("Investment Adviser"), and Jennison
Associates LLC ("Portfolio Manager"), a Delaware limited liability company, and Pacific Select Fund, a Massachusetts
Business Trust (the "Fund").

	WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");
WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

	WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Advisers Act;

	WHEREAS, the Fund has retained the Investment Adviser to render investment advisory services to the various portfolios of the Fund pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Investment Adviser to engage a portfolio manager to discharge the Investment Adviser's responsibilities with respect to the investment management of such portfolios, a copy of which has been provided to the Portfolio Manager and is incorporated herein by reference;

	WHEREAS, the Fund and the Investment Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such portfolios and the Investment Adviser in the manner and on the terms hereinafter set forth; and

	NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Fund, the Investment Adviser, and the Portfolio Manager as follows:

	1. Appointment. The Fund and the Investment Adviser hereby appoint Jennison Associates LLC to act as Portfolio
Manager to provide investment advisory services to the portfolios of the Fund listed on Exhibit A attached hereto
(hereinafter the "Portfolios") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.
In the event the Investment Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolios of the Fund other than the Portfolios, the Investment Adviser shall notify the Portfolio Manager in writing and shall revise Exhibit A to reflect such additional portfolio(s). If the Portfolio
Manager is willing to render such services, it shall notify the Fund and the Investment Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

	4. Portfolio Manager Duties.

	Subject to the supervision of the Fund's Board of Trustees (the "Board") and the Investment Adviser, the
Portfolio Manager will provide a continuous investment program for the Portfolios and determine the composition of the assets of the Portfolios. The Portfolio Manager will provide investment research and analysis, which may include computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolios' assets by determining the securities, cash and other investments, including futures and options contracts, if any, that shall be purchased, entered into, retained, sold, closed, or exchanged for the Portfolios, when these transactions should be executed, and what portion of the assets of the Portfolios should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolios. To the extent permitted by the written investment policies of the Portfolios as set forth in the Fund's Prospectus and Statement of Additional Information as supplemented or amended from time to time, as furnished to the Portfolio Manager, the Portfolio Manager shall make decisions for the Portfolios as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolios. The Portfolio Manager is authorized to and shall exercise tender offers, exchange offers and vote proxies on behalf of each Portfolio, each as the Portfolio Manager determines is in the best interest of the Portfolio.

	In performing these duties, the Portfolio
Manager:

	(a) will conform with (1) the applicable provisions of the 1940 Act and all applicable rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Fund, to the Investment Adviser (as provided to the Portfolio Manager by the Investment Adviser), or to the Portfolio Manager), (2) all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts as provided to the Portfolio Manager and furnished to the Portfolio Manager by the Investment
Adviser, (3) any applicable written procedures, policies and guidelines adopted by the Board and furnished to the Portfolio Manager, (4) the Fund's objectives, investment policies and investment restrictions with respect to each Portfolio as stated in the Fund's Prospectus and Statement of Additional Information as supplemented or amended from time to time, as furnished to the Portfolio Manager, (5) the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933
Act") and the 1940 Act, as supplemented or amended from time to time (the "Registration Statement"), (6) Section
851(b)(2) and (3) of Subchapter M of the Internal Revenue
Code of 1986, as amended (the "Code"), (7) the provisions of Section 817(h) of the Code, applicable to the Portfolio;
and (8) any other applicable laws and regulations, including without limitation, proxy voting regulations.

	(b) will (i) use its best efforts to identify each position in the Portfolios that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Code, and (ii) make such determinations and inform the Investment Adviser at least annually (or more often and by such date(s) as the Investment Adviser shall request) of any stock in a PFIC.

	(c) is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Portfolios, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolios, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time and furnished to the Portfolio Manager. Subject to such policies as the Board may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolios to pay a broker or dealer, acting as agent, for effecting a Portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates') overall responsibilities with respect to the Portfolios and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to place orders on behalf of the Portfolios through the Portfolio Manager if the Portfolio Manager is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), through any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or through such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolios or the Portfolio
Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Investment Adviser and Board, indicating the brokers, dealers or FCMs to which such allocations have been made the basis therefor. The Portfolio Manager is authorized to open brokerage accounts and futures accounts on behalf of the Portfolios in accordance with Fund procedures. The
Portfolio Manager shall not direct brokerage to any broker-dealer in recognition of, or otherwise take into account in making brokerage allocation decisions, sales of shares of a Portfolio or of any other investment vehicle by that broker-dealer.

	(d) may, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement as furnished to the Portfolio Manager. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable and consistent with the Portfolio Manager's fiduciary obligations to the Portfolios and to such other clients.

	(e) will, in connection with the purchase and sale of securities for the Portfolios, together with the Investment Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolios, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolios, and with respect to Portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and recordkeeping agent, and, if required, the Investment
Adviser. The Portfolio Manager agrees to comply with such rules, procedures and time frames as the Fund's custodian may set or provide with respect to the clearance and settlement of transactions for a Portfolio. Any Portfolio assets shall be delivered directly to the Fund's custodian.

	(f) will provide assistance to the Investment
Adviser, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund's valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Portfolios for which the Investment Adviser, custodian or recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager. This assistance may include (but is not limited to):
(i) designating and providing access to one or more employees of the Portfolio Manager who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) notifying the
Investment Adviser in the event the Portfolio Manager determines, with respect to a security that is held both by the Portfolio and by another account managed by the Portfolio Manager, of the value of such security pursuant to the Portfolio Manager's procedures for determining the fair value of a security; (iii) obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Portfolios, upon the request of the Investment Adviser or custodian; (iv) verifying pricing and providing fair valuations or recommendations for fair valuations in accordance with the Fund's valuation procedures, as they may be amended from time to time; and
(v) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Investment Adviser or the Fund upon request. Such records shall be deemed Fund records.

	(g) will maintain and preserve such records related to each Portfolio's transactions as required under the 1940 Act and the Advisers Act. The Portfolio Manager will make available to the Fund and the Investment Adviser promptly upon request, any of the Portfolios' investment records and ledgers maintained by the Portfolio Manager
(which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Investment Adviser in complying with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

	(h) will regularly report to the Board on the investment program for the Portfolios and the issuers and securities represented in the Portfolios, and will furnish the Board, with respect to the Portfolios, such periodic and special reports as the Board and the Investment Adviser may reasonably request, including, but not limited to, reports concerning transactions and performance of each Portfolio, a monthly compliance checklist, monthly tax compliance worksheet, reports regarding compliance with the Fund's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and
12d3-1 under the 1940 Act, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, IOs/POs, and compliance with the Portfolio Manager's Code of Ethics, and such other procedures or requirements that the Investment Adviser may reasonably request from time to time.

	(i) will adopt a written Code of Ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Fund with a copy of the Code of Ethics, together with evidence of its adoption.
Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, an appropriate officer of the Portfolio Manager, which may include the president or a vice-president of the Portfolio Manager, shall certify to the Investment Adviser that the Portfolio
Manager has complied with the requirements of Rule 17j-1 during the previous calendar quarter and that there have been no material violations of the Code of Ethics or, if a violation has occurred, that appropriate action has been taken in response to such material violation. Upon written request of the Investment Adviser or the Fund, the Portfolio Manager shall permit representatives of the Investment Adviser and the Trust to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics in response to the material violations reported.

	(j) will provide to the Investment Adviser a copy of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC, on an annual basis (or more frequently if requested by the Investment Adviser or the Board). The Portfolio Manager represents and warrants that it is a duly registered investment adviser under the Advisers Act. The Portfolio
Manager will provide a list of persons who the Portfolio
Manager wishes to have authorized to give written and/or oral instructions to Custodians of assets for the Portfolios.

	(k) will be responsible for the preparation and filing of Schedule 13G and Form 13F reflecting holdings over which the Portfolio Manager has investment discretion, which includes the holdings of the portfolios of the Fund over which the Portfolio manager has investment discretion.

	(l) will not permit any employee of the
Portfolio Manager to have any material connection with the handling of the Portfolios if such employee has:

	(i) been, within the last ten (10) years, convicted of or acknowledged commission of any felony or misdemeanor (a) involving the purchase or sale of any security, (b) involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, (c) involving sections 1341, 1342 or 1343 of Title 18 of the U.S. Code, or (d) arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity
Exchange Act, or as an affiliated person, salesman, or employee or officer or director of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act.

	(ii) been permanently or temporarily
enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction, from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

	(m) will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority or if such disclosure is to Portfolio Manager's affiliates or third party service providers for reporting or to provide services to the Fund, consultants, accountants or legal advisors, all of whom are required to keep such information confidential. The Fund and the Investment Adviser will not disclose or use any records or information with respect to the Portfolio Manager obtained pursuant to this Agreement, in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

	(n) will assist the Investment Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and the obligations of, the Portfolio Manager hereunder.
Specifically, and without limitation to the foregoing, the Portfolio Manager agrees to provide certifications to the principal executive and financial officers of the Fund (the
"certifying officers") that correspond to and/or support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Fund's Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Fund shall reasonably request or as in accordance with procedures adopted by the Fund.

(o) is, along with its affiliated persons, permitted to enter into transactions with the other portfolios of the Fund and affiliated persons of those other portfolios of the Fund (collectively, the "Other
Portfolios"). In doing so, the Portfolio Manager is prohibited from consulting with the Investment Adviser or the portfolio managers of these Other Portfolios concerning securities transactions of the Portfolios except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

	(p) will exercise voting rights on portfolio securities held by a Portfolio in accordance with written policies and procedures adopted by the Portfolio Manager, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related SEC guidance relating to such statutes and regulations
(collectively, "Proxy Voting Policies and Procedures").
The Portfolio Manager shall vote proxies on behalf of each Portfolio in a manner deemed by the Portfolio Manager to be in the best interests of each Portfolio pursuant to the Portfolio Manager's written Proxy Voting Policies and
Procedures. The Portfolio Manager shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Fund's registration statement. The Portfolio
Manager shall report to the Investment Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The
Portfolio Manager shall certify at least annually or more often as may reasonably be requested by the Investment
Adviser, as to its compliance with its own Proxy Voting
Policies and Procedures and applicable federal statues and regulations.

	(q) will assist the Fund and the Fund's Chief
Compliance Officer ("CCO") in complying with Rule 38a-1 under the 1940 Act. Specifically, the Portfolio Manager represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-
7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Portfolio
Manager's compliance program, which access shall include on-site visits with the Portfolio Manager as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Portfolio
Manager agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Portfolio Manager's compliance program.

	(r) will comply with the Fund's policy on selective disclosure of portfolio holdings of the Fund (the
"Selective Disclosure Policy"), as provided in writing to the Portfolio Manager and as may be amended from time to time. The Portfolio Manager agrees to provide a certification with respect to compliance with the Fund's
Selective Disclosure Policy as may be requested by the Fund from time to time.

	(s) will notify the Investment Adviser promptly in the event that, in the judgment of the Portfolio
Manager, Portfolio share transaction activity becomes disruptive to the ability of the Portfolio Manager to effectively manage the assets of a Portfolio consistent with the Portfolio's investment objectives and policies.

	(t) will provide assistance as may be reasonably requested by the Investment Adviser in connection with compliance by the Portfolios with any current or future legal and regulatory requirements related to the services provided by the Portfolio Manager hereunder.

	(u) will provide such certifications to the Fund as the Fund or the Investment Adviser may reasonably request related to the services provided by the Portfolio
Manager hereunder.

	3. Disclosure about Portfolio Manager and Portfolio. The Portfolio Manager has reviewed the current Registration Statement and agrees to promptly review future amendments to the Registration Statement, including any supplements thereto, which relate to the Portfolio Manager or the Portfolios, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, with respect to the disclosure respecting or relating to the Portfolio Manager, including any performance information the Portfolio Manager provides that is included in or serves as the basis for information included in the Registration Statement, such Registration Statement contains as of the date hereof, or will contain as of the date of effectiveness of any future Registration Statement or supplement thereto, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement respecting or relating to the Portfolio Manager contained therein that becomes untrue in any material respect. With respect to the disclosure respecting each Portfolio, the Portfolio Manager represents and agrees that the description in the Fund's prospectus contained in the following sections: "The portfolio's investment goal," and "What the portfolio invests in" (collectively, "Portfolio Description") is consistent with the manner in which the Portfolio Manager intends to manage each Portfolio, and the description of "Risks you should be aware of" ("Risk Description") is consistent with risks known to the Portfolio Manager that arise in connection with the manner in which the Portfolio Manager intends to manage the Portfolio. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund immediately in the event that the Portfolio Manager becomes aware that the Portfolio Description for a Portfolio is inconsistent in any material respect with the manner in which the Portfolio Manager is managing the Portfolio, and in the event that the Risk Description is inconsistent in any material respect with the risks known to the Portfolio Manager that arise in connection with the manner in which the Portfolio Manager is managing the Portfolio. In addition, the Portfolio Manager agrees to comply with the Investment Adviser's reasonable request for information regarding the personnel of the Portfolio Manager who are responsible for the day-to-day management of the Fund's assets.

	4. Expenses. The Portfolio Manager shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Portfolio Manager's services under this Agreement, including but not limited to salaries, overhead, travel, preparation of Board materials, review of marketing materials, and marketing support. Upon request by the Investment Adviser, Portfolio Manager agrees to reimburse the Investment Adviser for costs associated with certain supplements ("Supplements"). Such Supplements are those generated due to changes by Portfolio Manager requiring immediate disclosure in the Fund's prospectus and for which, at the time of notification by Portfolio Manager to Investment Adviser of such changes, the Fund is not already generating a supplement for other purposes or for which the Investment Adviser may not be able to reasonably add such changes to a pending supplement. Such changes by Portfolio
Manager include, but are not limited to, changes to its structure, to investment personnel, to investment style or management. Investment Adviser may request reimbursement from Portfolio Manager for some or all of the costs associated with generating such Supplements. Reimbursable costs may include, but are not limited to, costs of preparation, filing, printing, and/or distribution of such Supplements to all existing variable product contract and policy holders that are eligible to use the Fund as their underlying investment vehicle. Each Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs of regulatory compliance; and pro rata costs associated with maintaining the Fund's legal existence and shareholder relations. All other expenses not specifically assumed by the Portfolio Manager hereunder or by the Investment
Adviser under the Advisory Agreement are borne by the applicable Portfolio of the Fund. The Fund, the Portfolio
Manager and the Investment Adviser shall not be considered as partners or participants in a joint venture.

	5. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Investment Adviser will pay to the Portfolio
Manager a fee in accordance with Exhibit A attached to this Agreement. This fee will be computed by the Investment
Adviser and accrued daily and payable monthly. The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the Agreement was in effect.

	6. Seed Money. The Investment Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

	7. Compliance.

(a) The Portfolio Manager agrees that it shall immediately notify the Investment Adviser and the Fund (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Portfolio Manager; placed limitations upon its activities, functions or operations;
suspended or revoked its registration, if any, or ability to serve as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and
(iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Investment Adviser and Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

	(b) The Investment Adviser agrees that it shall immediately notify the Portfolio Manager (i) in the event that the SEC has censured the Investment Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Investment Adviser's registration as an investment adviser;
or has commenced proceedings or an investigation that may result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; or (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of
Section 817(h) of the Code or the Regulations thereunder.

	8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Investment
Adviser from time to time, have no authority to act for or represent the Investment Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's Agent.

	9. Books and Records. In compliance with the requirements of and to the extent required by Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Investment Adviser's request, although the Portfolio
Manager may, at its own expense, make and retain a copy of such records.

	10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

	11. Responsibility and Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager, provided, however, that the Portfolio Manager shall not be liable for any losses to the Fund resulting from the Fund's direction, or from the Fund's disapproval of any action proposed to be taken by the Portfolio Manager.

	12. Services Not Exclusive. It is understood that the services of the Portfolio Manager and its employees are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its employees or affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolios) or from engaging in other activities.

	13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Investment Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio
Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio
Manager, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.
Notwithstanding the foregoing, the Portfolio Manager may be liable to the Fund for acts of good faith that breach the Portfolio Manager's obligations under the Agreement or violate applicable law and nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Fund may have under federal or state securities laws.

	14. Indemnification.

	(a) The Portfolio Manager agrees to indemnify and hold harmless, the Investment Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940
Act ("affiliated person") of the Investment Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Adviser or such affiliated person or controlling person may become subject under the 1933
Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Fund which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Portfolio
Manager's obligations and/or duties under this Agreement by the Portfolio Manager or by any of its directors, officers or employees, or any affiliate acting on behalf of the Portfolio Manager (other than a PL Indemnified Person), provided, however, that in no case is the Portfolio
Manager's indemnity in favor of the Investment Adviser or any affiliated person or controlling person of the Investment Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

	(b) The Investment Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940
Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls
("controlling person") the Portfolio Manager (collectively,
"Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation
(including reasonable legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as Investment Adviser of the Fund which may be based upon any willful misfeasance, bad faith or gross negligence by the Investment Adviser, any of its directors, officers, or employees or any affiliate acting on behalf of the Investment Adviser (other than a Portfolio Manager Indemnified Person), provided however, that in no case is the Investment Adviser's indemnity in favor of the Portfolio Manager Indemnified
Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

	15. Duration and Termination. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years and continue thereafter on an annual basis with respect to each Portfolio; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Investment Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval.
This Agreement may be terminated with respect to any
Portfolio:

	(a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the Board or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, upon (60) sixty days prior written notice to the Portfolio Manager and the Investment Adviser;

	(b) by the Portfolio Manager at any time, without the payment of any penalty, upon (60) sixty days prior written notice to the Investment Adviser and the Fund.

	(c) by the Investment Adviser at any time, without the payment of any penalty, upon (60) sixty days prior written notice to the Portfolio Manager and the Fund.
This Agreement will terminate automatically in event of its assignment under the 1940 Act and any rules adopted by the SEC thereunder, but shall not terminate in connection with any transaction not deemed an assignment.
In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g) for a period of six years, and 2(m), 2(n), 2(p), 2(q), 2(t), 9, 10, 13, 14, 16, 17, 18 and
19 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

	16. Use of Name.

	(a) It is understood that the name "Pacific Life
Insurance Company" and "Pacific Life" and "Pacific Select
Fund" and any derivative thereof or logo associated with those names are the valuable property of the Investment
Adviser and its affiliates, and that the Portfolio Manager shall not use such names (or derivatives or logos) without the prior written approval of the Investment Adviser and only so long as the Investment Adviser is an investment adviser to the Fund and/or the Portfolios. Upon termination of this Agreement, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

	(b) It is understood that the name "Jennison
Associates LLC" and "Jennison Associates" and "Jennison" or any logo associated with those names is the valuable property of the Portfolio Manager and that the Fund and the Investment Adviser have the right to use such name (or derivative or logo), in the Fund's prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Portfolio
Manager is a Portfolio Manager to the Fund and/or one of the Portfolios, provided, however, that the Fund may continue to use the name of the Portfolio Manager in its Registrations Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation. Neither the Fund nor the Investment Adviser shall use the Portfolio
Manager's name or logo in promotional or sales related materials prepared by or on behalf of the Investment
Adviser or the Fund, without prior review and approval by the Portfolio Manager, which may not be unreasonably withheld. Upon termination of this Agreement, the Fund and the Investment Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

	17. Limitation of Liability.

	A copy of the Declaration of Trust for the Fund is on file with the Secretary of the State of Massachusetts. The Declaration of Trust has been executed on behalf of the Fund by a Trustee of the Fund in his capacity as Trustee of the Fund and not individually. The obligations of this Agreement with respect to each Portfolio shall be binding upon the assets and property of each such Portfolio individually, and not jointly, and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually, or upon the Fund generally or upon any other portfolio of the Fund.

	18. Notices.

	All notices and other communications hereunder shall be in writing sent by facsimile first, if practicable, but shall only be deemed given if delivered in person or by messenger, cable, certified mail with return receipt, or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses (or at such other address or number for a party as shall be specified by like notice):

		G. if to the Portfolio Manager, to:
		Jennison Associates LLC
		466 Lexington Avenue
		New York, NY 10017
		Facsimile transmission number: (212) 986-
		0603
		Attention: Scott Hayward, Executive Vice
		President

		With a copy to:

		Jennison Associates LLC
		466 Lexington Avenue
		New York, NY 10017
		Facsimile transmission number: (212) 682-
		9831
		Attention: Mirry Hwang, Vice President
		and Chief Legal Officer

		H. if to the Investment Adviser, to:
		Pacific Life Insurance Company
		700 Newport Center Drive
		Newport Beach, CA 92660
		Facsimile transmission number: (949) 219-
		3706
		Attention: Robin S. Yonis

		I. if to the Fund, to:
		Pacific Select Fund
		c/o Pacific Life Insurance Company
		700 Newport Center Drive
		Newport Beach, CA 92660
		Facsimile transmission number: (949) 219-
		3706
		Attention: Robin S. Yonis

	19. Miscellaneous.

	(a) This Agreement shall be governed by the laws of California, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.
The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in
Section 2(a)(3) of the 1940 Act.

	(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

	(c) To the extent permitted under Section 15 of this Agreement and under the 1940 Act, this Agreement may only be assigned by any party with prior written consent of the other parties.

	(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

	(e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.



IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.


PACIFIC LIFE INSURANCE COMPANY


By: /s/ Thomas C. Sutton 		By: /s/ Jane M. Guon
Name: Thomas. C. Sutton 		Name: Jane M. Guon
Title: Chairman of the Board 		Title: Assistant Secretary
And Chief Executive Officer


JENNISON ASSOCIATES LLC


By: /s/ Scott Hayward
Name: Scott Hayward
Title:Executive Vice President


PACIFIC SELECT FUND
By: /s/ Thomas C. Sutton
Name: Thomas C. Sutton
Title: Chairman of the Board
And Trustee

Exhibit A

PACIFIC SELECT FUND
FEE SCHEDULE

Effective: May 1, 2005

	Portfolio: Health Sciences

		The Investment Adviser will pay to the Portfolio
Manager a monthly fee based on the average daily net assets of the Health Sciences Portfolio as of the last day of the month according to the following annual fee schedule:

		Rate (%) 	Break Point (assets)
		0.500 		On first $100 million
		0.475 		On next $150 million
		0.450 		On next $250 million
		0.425 		On excess

The daily net asset value of the Health Sciences
Portfolio is calculated by the Fund's custodian in accordance with the policies set forth in the Fund's
Prospectus and Statement of Additional Information.

The fees for services shall be prorated for any portion of a year in which the Agreement is not effective.

PORTFOLIO MANAGEMENT AGREEMENT

	AGREEMENT made effective this 26th day of April 2005 among Pacific Life Insurance Company, a California corporation ("Investment Adviser"), and Neuberger Berman
Management Inc. ("Portfolio Manager"), a New
York_Corporation, and Pacific Select Fund, a Massachusetts
Business Trust (the "Fund").

	WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

	WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

	WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Advisers Act;

	WHEREAS, the Fund has retained the Investment Adviser to render investment advisory services to the various portfolios of the Fund pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Investment Adviser to engage a portfolio manager to discharge the Investment Adviser's responsibilities with respect to the investment management of such portfolios, a copy of which has been provided to the Portfolio Manager and is incorporated herein by reference;

	WHEREAS, the Fund and the Investment Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such portfolios and the Investment Adviser in the manner and on the terms hereinafter set forth; and

	NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Fund, the Investment Adviser, and the Portfolio Manager as follows:

	1. Appointment. The Fund and the Investment Adviser hereby appoint Neuberger Berman Management Inc._ to act as Portfolio Manager to provide investment advisory services to the portfolios of the Fund listed on Exhibit A attached hereto (hereinafter the "Portfolios") for the periods and on the terms set forth in this Agreement. The Portfolio
Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

	In the event the Investment Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolios of the Fund other than the Portfolios, the Investment Adviser shall notify the Portfolio Manager in writing and shall revise Exhibit A to reflect such additional portfolio(s). If the Portfolio Manager is willing to render such services, it shall notify the Fund and the Investment Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

	5. Portfolio Manager Duties.

	Subject to the supervision of the Fund's Board of Trustees (the "Board") and the Investment Adviser, the
Portfolio Manager will provide a continuous investment program for the Portfolios and determine the composition of the assets of the Portfolios. The Portfolio Manager will provide investment research and analysis, which may include computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolios' assets by determining the securities, cash and other investments, including futures and options contracts, if any, that shall be purchased, entered into, retained, sold, closed, or exchanged for the Portfolios, when these transactions should be executed, and what portion of the assets of the Portfolios should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolios. To the extent permitted by the written investment policies of the Portfolios, the Portfolio
Manager shall make decisions for the Portfolios as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolios.
The Portfolio Manager is authorized to and shall exercise tender offers, exchange offers and vote proxies on behalf of each Portfolio, each as the Portfolio Manager determines is in the best interest of the Portfolio.

	In performing these duties, the Portfolio
Manager:

	(a) will conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Fund, to the Investment Adviser (as provided to the Portfolio Manager by the Investment Adviser), or to the Portfolio Manager), (2) all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts, (3) any applicable written procedures, policies and guidelines adopted by the Board and furnished to the Portfolio Manager, (4) the Fund's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional
Information as supplemented or amended from time to time, as furnished to the Portfolio Manager, (5) the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the
1940 Act, as supplemented or amended from time to time (the
"Registration Statement"), (6) Section 851(b)(2) and (3) of
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), (7) the provisions of Section 817(h) of the Code, applicable to the Portfolio; and (8) any other applicable laws and regulations, including without limitation, proxy voting regulations.

	(b) will (i) use its best efforts to identify each position in the Portfolios that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Code, and (ii) make such determinations and inform the Investment Adviser at least annually (or more often and by such date(s) as the Investment Adviser shall request) of any stock in a PFIC.

	(c) is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Portfolios, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolios, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time and furnished to the Portfolio Manager. Subject to such policies as the Board may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolios to pay a broker or dealer, acting as agent, for effecting a Portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates') overall responsibilities with respect to the Portfolios and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to place orders on behalf of the Portfolios through the Portfolio Manager if the Portfolio Manager is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), through any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or through such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolios or the Portfolio
Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Investment Adviser and Board, indicating the brokers, dealers or FCMs to which such allocations have been made the basis therefor. The Portfolio Manager is authorized to open brokerage accounts on behalf of the Portfolios in accordance with Fund procedures. The Portfolio Manager shall not direct brokerage to any broker-dealer in recognition of, or otherwise take into account in making brokerage allocation decisions, sales of shares of a Portfolio or of any other investment vehicle by that broker-dealer.

	(d) may, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement as furnished to the Portfolio Manager. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable and consistent with the Portfolio Manager's fiduciary obligations to the Portfolios and to such other clients.

	(e) will, in connection with the purchase and sale of securities for the Portfolios, together with the Investment Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolios, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolios, and with respect to Portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and recordkeeping agent, and, if required, the Investment
Adviser. The Portfolio Manager agrees to comply with such rules, procedures and time frames as the Fund's custodian may set or provide with respect to the clearance and settlement of transactions for a Portfolio. Any Portfolio assets shall be delivered directly to the Fund's custodian.

	(f) will provide assistance to the Investment
Adviser, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund's valuation procedures and/or the Registration Statement, the value of any portfolio securities or other assets of the Portfolios for which the Investment Adviser, custodian or recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager. This assistance includes (but is not limited to):
(i) designating and providing access to one or more employees of the Portfolio Manager who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board's Valuation Committee convenes; (ii) notifying the
Investment Adviser in the event the Portfolio Manager determines, with respect to a security that is held both by the Portfolio and by another account managed by the Portfolio Manager, of the value of such security pursuant to the Portfolio Manager's procedures for determining the fair value of a security; (iii) obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Portfolios, upon the request of the Investment Adviser or custodian; (iv) verifying pricing and providing fair valuations or recommendations for fair valuations in accordance with the Fund's valuation procedures, as they may be amended from time to time; and
(v) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Investment Adviser or the Fund upon request. Such records shall be deemed Fund records.

	(g) will maintain and preserve such records related to each Portfolio's transactions as required under the 1940 Act and the Advisers Act. The Portfolio Manager will make available to the Fund and the Investment Adviser promptly upon request, any of the Portfolios' investment records and ledgers maintained by the Portfolio Manager
(which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Investment Adviser in complying with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

	(h) will regularly report to the Board on the investment program for the Portfolios and the issuers and securities represented in the Portfolios, and will furnish the Board, with respect to the Portfolios, such periodic and special reports as the Board and the Investment Adviser may reasonably request, including, but not limited to, reports concerning transactions and performance of each Portfolio, a monthly compliance checklist, monthly tax compliance worksheet, reports regarding compliance with the Fund's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and
12d3-1 under the 1940 Act, fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determination of securities purchased pursuant to Rule 144A and 4(2) commercial paper, IOs/POs, and compliance with the Portfolio Manager's Code of Ethics, and such other procedures or requirements that the Investment Adviser may reasonably request from time to time.

	(i) will adopt a written Code of Ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Investment Adviser and the Fund with a copy of the Code of Ethics, together with evidence of its adoption.
Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice-president of the Portfolio Manager shall certify to the Investment Adviser that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous calendar quarter and that there have been no violations of the Code of Ethics or, if a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Investment Adviser or the Fund, the Portfolio Manager shall permit representatives of the Investment Adviser and the Trust to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics.

(j) will provide to the Investment Adviser a copy of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC, on an annual basis (or more frequently if requested by the Investment Adviser or the Board). The Portfolio Manager represents and warrants that it is a duly registered investment adviser under the Advisers Act. The Portfolio
Manager will provide a list of persons who the Portfolio
Manager wishes to have authorized to give written and/or oral instructions to Custodians of assets for the Portfolios.

	(k) will be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Fund reflecting holdings over which the Portfolio Manager and its affiliates have investment discretion.

	(l) will not permit any employee of the
Portfolio Manager to have any material connection with the handling of the Portfolios if such employee has:

	(i) been, within the last ten (10) years, convicted of or acknowledged commission of any felony or misdemeanor (a) involving the purchase or sale of any security, (b) involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, (c) involving sections 1341, 1342 or 1343 of Title 18 of the U.S. Code, or (d) arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity
Exchange Act, or as an affiliated person, salesman, or employee or officer or director of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act.

	(ii) been permanently or temporarily
enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction, from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

	(m) will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The
Fund and the Investment Adviser will not disclose or use any records or information with respect to the Portfolio
Manager obtained pursuant to this Agreement, in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

	(n) will assist the Investment Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and the obligations of, the Portfolio Manager hereunder.
Specifically, and without limitation to the foregoing, the Portfolio Manager agrees to provide certifications to the principal executive and financial officers of the Fund (the
"certifying officers") that correspond to and/or support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Fund's Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Fund shall reasonably request or as in accordance with procedures adopted by the Fund.

	(o) is, along with its affiliated persons, permitted to enter into transactions with the other portfolios of the Fund and affiliated persons of those other portfolios of the Fund (collectively, the "Other
Portfolios"). In doing so, the Portfolio Manager is prohibited from consulting with the Investment Adviser or the portfolio managers of these Other Portfolios concerning securities transactions of the Portfolios except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

	(p) will exercise voting rights on portfolio securities held by a Portfolio in accordance with written policies and procedures adopted by the Portfolio Manager, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related SEC guidance relating to such statutes and regulations
(collectively, "Proxy Voting Policies and Procedures").
The Portfolio Manager shall vote proxies on behalf of each Portfolio in a manner deemed by the Portfolio Manager to be in the best interests of each Portfolio pursuant to the Portfolio Manager's written Proxy Voting Policies and
Procedures. The Portfolio Manager shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Fund's registration statement. The Portfolio
Manager shall report to the Investment Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The
Portfolio Manager shall certify at least annually or more often as may reasonably be requested by the Investment
Adviser, as to its compliance with its own Proxy Voting
Policies and Procedures and applicable federal statues and regulations.

	(q) will assist the Fund and the Fund's Chief
Compliance Officer ("CCO") in complying with Rule 38a-1 under the 1940 Act. Specifically, the Portfolio Manager represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-
7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Portfolio
Manager's compliance program, which access shall include on-site visits with the Portfolio Manager as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Portfolio
Manager agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Portfolio Manager's compliance program.

	(r) will comply with the Fund's policy on selective disclosure of portfolio holdings of the Fund (the
"Selective Disclosure Policy"), as provided in writing to the Portfolio Manager and as may be amended from time to time. The Portfolio Manager agrees to provide a certification with respect to compliance with the Fund's
Selective Disclosure Policy as may be requested by the Fund from time to time.

	(s) will notify the Investment Adviser promptly in the event that, in the judgment of the Portfolio

Manager, Portfolio share transaction activity becomes disruptive to the ability of the Portfolio Manager to effectively manage the assets of a Portfolio consistent with the Portfolio's investment objectives and policies.

	(t) will provide assistance as may be reasonably requested by the Investment Adviser in connection with compliance by the Portfolios with any current or future legal and regulatory requirements related to the services provided by the Portfolio Manager hereunder.

	(u) will provide such certifications to the Fund as the Fund or the Investment Adviser may reasonably request related to the services provided by the Portfolio
Manager hereunder.

	3. Disclosure about Portfolio Manager and Portfolio. The Portfolio Manager has reviewed the current Registration Statement and agrees to promptly review future amendments to the Registration Statement, including any supplements thereto, which relate to the Portfolio Manager or the Portfolios, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, with respect to the disclosure respecting or relating to the Portfolio Manager, including any performance information the Portfolio Manager provides that is included in or serves as the basis for information included in the Registration Statement, such Registration Statement contains as of the date hereof, or will contain as of the date of effectiveness of any future Registration Statement or supplement thereto, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement respecting or relating to the Portfolio Manager contained therein that becomes untrue in any material respect. With respect to the disclosure respecting each Portfolio, the Portfolio Manager represents and agrees that the description in the Fund's prospectus contained in the following sections: "The portfolio's investment goal," and "What the portfolio invests in" (collectively, "Portfolio Description") is consistent with the manner in which the Portfolio Manager intends to manage each Portfolio, and the description of "Risks you should be aware of" ("Risk Description") is consistent with risks known to the Portfolio Manager that arise in connection with the manner in which the Portfolio Manager intends to manage the Portfolio. The Portfolio Manager further agrees to notify the Investment Adviser and the Fund immediately in the event that the Portfolio Manager becomes aware that the Portfolio Description for a Portfolio is inconsistent in any material respect with the manner in which the Portfolio Manager is managing the Portfolio, and in the event that the Risk Description is inconsistent in any material respect with the risks known to the Portfolio Manager that arise in connection with the manner in which the Portfolio Manager is managing the Portfolio. In addition, the Portfolio Manager agrees to comply with the Investment Adviser's reasonable request for information regarding the personnel of the Portfolio Manager who are responsible for the day-to-day management of the Fund's assets.

	4. Expenses. The Portfolio Manager shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Portfolio Manager's services under this Agreement, including but not limited to salaries, overhead, travel, preparation of Board materials, review of marketing materials, and marketing support. Upon request by the Investment Adviser, Portfolio Manager agrees to reimburse the Investment Adviser for costs associated with certain supplements ("Supplements"). Such Supplements are those generated due to changes by Portfolio Manager requiring immediate disclosure in the Fund's prospectus and for which, at the time of notification by Portfolio Manager to Investment Adviser of such changes, the Fund is not already generating a supplement for other purposes or for which the Investment Adviser may not be able to reasonably add such changes to a pending supplement. Such changes by Portfolio
Manager include, but are not limited to, changes to its structure, to investment personnel, to investment style or management. Investment Adviser may request reimbursement from Portfolio Manager for some or all of the costs associated with generating such Supplements. Reimbursable costs may include, but are not limited to, costs of preparation, filing, printing, and/or distribution of such Supplements to all existing variable product contract and policy holders that are eligible to use the Fund as their underlying investment vehicle. Each Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs of regulatory compliance; and pro rata costs associated with maintaining the Fund's legal existence and shareholder relations. All other expenses not specifically assumed by the Portfolio Manager hereunder or by the Investment
Adviser under the Advisory Agreement are borne by the applicable Portfolio of the Fund. The Fund, the Portfolio
Manager and the Investment Adviser shall not be considered as partners or participants in a joint venture.

	5. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Investment Adviser will pay to the Portfolio
Manager a fee in accordance with Exhibit A attached to this Agreement. This fee will be computed and accrued daily and payable monthly. The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the Agreement was in effect.

	6. Seed Money. The Investment Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

	7. Compliance.

	(a) The Portfolio Manager agrees that it shall immediately notify the Investment Adviser and the Fund (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Portfolio Manager; placed limitations upon its activities, functions or operations;
suspended or revoked its registration, if any, or ability to serve as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and
(iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Investment Adviser and Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

	(b) The Investment Adviser agrees that it shall immediately notify the Portfolio Manager (i) in the event that the SEC has censured the Investment Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Investment Adviser's registration as an investment adviser;
or has commenced proceedings or an investigation that may result in any of these actions; (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; or (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of
Section 817(h) of the Code or the Regulations thereunder.

	8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Investment
Adviser from time to time, have no authority to act for or represent the Investment Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's Agent.

	9. Books and Records. In compliance with the requirements of and to the extent required by Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Investment Adviser's request, although the Portfolio
Manager may, at its own expense, make and retain a copy of such records.

	10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

	11. Responsibility and Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager, provided, however, that the Portfolio Manager shall not be liable for any losses to the Fund resulting from the Fund's direction, or from the Fund's disapproval of any action proposed to be taken by the Portfolio Manager.

	12. Services Not Exclusive. It is understood that the services of the Portfolio Manager and its employees are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its employees or affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolios) or from engaging in other activities.

	13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Investment Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio
Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio
Manager, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.
Notwithstanding the foregoing, the Portfolio Manager may be liable to the Fund for acts of good faith and nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Fund may have under federal or state securities laws.

	14. Indemnification.

	(a) The Portfolio Manager agrees to indemnify and hold harmless, the Investment Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940
Act ("affiliated person") of the Investment Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Adviser (collectively, "PL Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Investment Adviser or such affiliated person or controlling person may become subject under the 1933
Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Fund which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Portfolio
Manager's obligations and/or duties under this Agreement by the Portfolio Manager or by any of its directors, officers or employees, or any affiliate acting on behalf of the Portfolio Manager (other than a PL Indemnified Person), provided, however, that in no case is the Portfolio
Manager's indemnity in favor of the Investment Adviser or any affiliated person or controlling person of the Investment Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

	(b) The Investment Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940
Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls
("controlling person") the Portfolio Manager (collectively,
"Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation
(including reasonable legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as Investment Adviser of the Fund which may be based upon any willful misfeasance, bad faith or gross negligence by the Investment Adviser, any of its directors, officers, or employees or any affiliate acting on behalf of the Investment Adviser (other than a Portfolio Manager Indemnified Person), provided however, that in no case is the Investment Adviser's indemnity in favor of the Portfolio Manager Indemnified
Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

	15. Duration and Termination. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years and continue thereafter on an annual basis with respect to each Portfolio; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Investment Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval.

	This Agreement may be terminated with respect to any
Portfolio:

	(a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the Board or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, upon (60) sixty days prior written notice to the Portfolio Manager and the Investment Adviser;

	(b) by the Portfolio Manager at any time, without the payment of any penalty, upon (60) sixty days prior written notice to the Investment Adviser and the Fund.

	(c) by the Investment Adviser at any time, without the payment of any penalty, upon (60) sixty days prior written notice to the Portfolio Manager and the Fund.
This Agreement will terminate automatically in event of its assignment under the 1940 Act and any rules adopted by the SEC thereunder, but shall not terminate in connection with any transaction not deemed an assignment.
In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g) for a period of six years, and 2(m), 2(n), 2(p), 2(q), 2(t), 9, 10, 13, 14, 16, 17, 18 and
19 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

	16. Use of Name.

	(a) It is understood that the name "Pacific Life
Insurance Company" and "Pacific Life" and "Pacific Select
Fund" and any derivative thereof or logo associated with those names are the valuable property of the Investment
Adviser and its affiliates, and that the Portfolio Manager shall not use such names (or derivatives or logos) without the prior written approval of the Investment Adviser and only so long as the Investment Adviser is an investment adviser to the Fund and/or the Portfolios. Upon termination of this Agreement, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

	(b) It is understood that the name Neuberger
Berman or any derivation thereof or any logo associated with those names is the valuable property of the Portfolio
Manager and that the Fund and the Investment Adviser have the right to use such name (or derivative or logo), in the Fund's prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or one of the Portfolios, provided, however, that the Fund may continue to use the name of the Portfolio Manager in its Registrations Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation.
Neither the Fund nor the Investment Adviser shall use the Portfolio Manager's name or logo in promotional or sales related materials prepared by or on behalf of the Investment Adviser or the Fund, without prior review and approval by the Portfolio Manager, which may not be unreasonably withheld. Upon termination of this Agreement, the Fund and the Investment Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

	17. Limitation of Liability.

	A copy of the Declaration of Trust for the Fund is on file with the Secretary of the State of Massachusetts. The Declaration of Trust has been executed on behalf of the Fund by a Trustee of the Fund in his capacity as Trustee of the Fund and not individually. The obligations of this Agreement with respect to each Portfolio shall be binding upon the assets and property of each such Portfolio individually, and not jointly, and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually, or upon the Fund generally or upon any other portfolio of the Fund.

	18. Notices.

	All notices and other communications hereunder shall be in writing sent by facsimile first, if practicable, but shall only be deemed given if delivered in person or by messenger, cable, certified mail with return receipt, or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses (or at such other address or number for a party as shall be specified by like notice):

		J. if to the Portfolio Manager, to:

		Neuberger Berman Management Inc.
		605 Third Ave.
		New York, NY 10158
		Facsimile transmission number: (212)
		476-5781
		Attention: Maxine Gerson

		K. if to the Investment Adviser, to:

		Pacific Life Insurance Company
		700 Newport Center Drive
		Newport Beach, CA 92660
		Facsimile transmission number: (949) 219-
		3706
		Attention: Robin S. Yonis

		L. if to the Fund, to:

		Pacific Select Fund
		c/o Pacific Life Insurance Company
		700 Newport Center Drive
		Newport Beach, CA 92660
		Facsimile transmission number: (949) 219-
		3706
		Attention: Robin S. Yonis

	19. Miscellaneous.

	(a) This Agreement shall be governed by the laws of California, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.
The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in
Section 2(a)(3) of the 1940 Act.

	(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

	(c) To the extent permitted under Section 15 of this Agreement and under the 1940 Act, this Agreement may only be assigned by any party with prior written consent of the other parties.

	(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

	(e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.




IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

PACIFIC LIFE INSURANCE COMPANY


By: /s/ Thomas C. Sutton 		By: /s/ Jane M. Guon
Name: Thomas C. Sutton 			Name: Jane M. Guon
Title: Chairman of the Board 		Title: Assistant Secretary
And Chief Executive Officer


NEUBERGER BERMAN MANAGEMENT INC.


By: /s/ Robert Conti 			By: /s/ Peter Sundman
Name: Robert Conti 			Name: Peter Sundman
Title: Senior Vice President 		Title: President



PACIFIC SELECT FUND

By: /s/ Thomas C. Sutton 		By: /s/ Diane N. Ledger
Name: 	Thomas C. Sutton 		Name: Diane N. Ledger
Title: 	Chairman of the Board 		Title: Vice President and
	and Trustee 			Assistant Secretary


Exhibit A

PACIFIC SELECT FUND
FEE SCHEDULE

Effective: May 1, 2005

Portfolio: Fasciano Small Equity

	The Investment Adviser will pay to the Portfolio
Manager a monthly fee based on an annual percentage of the average daily net assets of the Fasciano Small Equity
Portfolio according to the following schedule:

	Rate (%) 	Break Point (assets)
	.60 		On first $100 million
	.45 		On next $400 million
	.40 		On excess


	The fees for services shall be prorated for any portion of a year in which the Agreement is not effective.